UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2011

HUMANA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY		40202
(Address of Principal Executive Offices)		(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

During the first quarter of 2011, Humana Inc. (also referred to as “Humana”, “we”, “us” and “our”) realigned our business segments to reflect our evolving business model. We currently manage and report our operating results using the following segments: Retail, Employer Group, and Health and Well-Being Services. We also disclose results for Other Businesses.

We began to report using our new segments effective with the filing of our Quarterly Report on Form 10-Q for the three months ended March 31, 2011. This Current Report on Form 8-K (this “Form 8-K”) updates and supersedes the information in Items 1, 6, 7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”) to reflect retrospective application of the new segments and reclassified historical results to conform to the new presentation. These adjustments had no impact on net income, cash flows or equity. Further, none of these adjustments impacted our regulated subsidiaries. Material revisions to the 2010 Form 10-K resulting from our new business segment reporting have been highlighted in blue font in the attached exhibits. Except as specifically provided, the information in this Form 8-K does not reflect any event or development occurring after February 17, 2011, the date we filed the 2010 Form 10-K. Certain disclosures unrelated to our new business segment reporting have been repeated in this Form 8-K without updates to those disclosures that may have been made in our filings with the Securities and Exchange Commission (“SEC”) after February 17, 2011. You should therefore read this document together with our SEC filings made after that date for updated disclosures.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Item 1. Business with Retrospective Application of Segments

99.2	Item 6. Selected Financial Data with Retrospective Application of Segments

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of Segments

99.4	Item 8. Financial Statements and Supplementary Data with Retrospective Application of Segments

101	Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2010 and 2009; (ii) the Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008; (iii) the Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2010, 2009 and 2008; (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008; and (v) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/S/ STEVEN E. MCCULLEY
Steven E. McCulley
Vice President and Controller
(Principal Accounting Officer)

Dated: October 20, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Item 1. Business with Retrospective Application of Segments

99.2	Item 6. Selected Financial Data with Retrospective Application of Segments

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of Segments

99.4	Item 8. Financial Statements and Supplementary Data with Retrospective Application of Segments

101	Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2010 and 2009; (ii) the Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008; (iii) the Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2010, 2009 and 2008; (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008; and (v) Notes to Consolidated Financial Statements.

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